UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 8, 2008
Commercial Metals Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other Events
Item 8.01 Other Events
     Commercial Metals Company (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical business segment information to reflect its realigned segment reporting structure, which the Company changed effective for the quarter ended November 30, 2007. The Company’s segments are as follows: Americas Recycling, Americas Mills, Americas Fabrication and Distribution, International Mills and International Fabrication and Distribution. The segment change is in accordance with the provisions of Statement of Financial Accounting Standard No. 131, Disclosures about Segments of an Enterprise and Related Information, and reflects the manner in which the Company is currently managing its businesses. This Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K for the year ended August 31, 2007 to reflect the segment change:

     Form 10-K:
Item 1. Business

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data (revisions to Note 14)

     All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the realigned segment reporting structure and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after the date of the report. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (except for the items updated herein).

     The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From Commercial Metals Company Annual Report on Form 10-K for the year ended August 31, 2007: “Part I — Item 1. Business”, “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II — Item 8. Financial Statements and Supplementary Data (revisions to Note 14).”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: January 8, 2008

	By:	/s/ William B. Larson

	Name:	William B. Larson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From Commercial Metals Company Annual Report on Form 10-K for the year ended August 31, 2007:
“Part I — Item 1. Business”, “Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II — Item 8. Financial Statements and Supplementary Data (revisions to Note 14).”